UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2021

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 364-5029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement

On November 10, 2021, CSI Compressco LP (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, CSI Compressco GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Spartan Energy Partners, LP, a Delaware limited partnership (“Contributor”), and CSI Compressco Sub Inc., a Delaware corporation (“Compressco Sub”). Pursuant to the terms of the Contribution Agreement, Contributor contributed to the Partnership 100% of the limited liability company interest in Treating Holdco, LLC, a Delaware limited liability company (“Treating Holdco”), 100% of the common stock in Spartan Terminals Operating, Inc., a Delaware corporation (“Spartan Terminals”), and 99% of the limited liability company interests in Spartan Operating Company LLC, a Delaware limited liability company (“Spartan Operating” and together with Treating Holdco and Spartan Terminals, the “Holdco Entities”) (such interests in the Holdco Entities, the “Contributed Interests”) in exchange for 48.4 million common units representing the limited partner interests in the Partnership (“Common Units”). We refer to the acquisition of the Contributed Interests as the “Acquisition.” In addition, the General Partner agreed to cancel its incentive distribution rights in the Partnership within 60 days of the Acquisition. The Common Units issued as consideration for the Acquisition were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

The amount and composition of the consideration for the Acquisition was approved by a conflicts committee (the “Conflicts Committee”) consisting of independent members of the board of directors of the General Partner. The Conflicts Committee retained legal and financial advisors to assist it in evaluating and negotiating the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership for the Acquisition is fair, from a financial point of view, to the Partnership and the Unaffiliated Common Unitholders (as defined in such opinion).

The Contribution Agreement contains customary representations and warranties regarding the Acquisition as well as customary covenants and indemnity provisions.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Management Services Agreement

In connection with the Contribution Agreement, the Partnership entered into a Management Services Agreement, dated November 10, 2021, by and among the Partnership, the General Partner, Contributor, Spartan Energy Partners GP LLC, the general partner of Contributor (“Spartan GP”), and Spartan Operating (the “Management Services Agreement”). Under the terms of the Management Services Agreement, the General Partner, Spartan Operating and Spartan GP will provide certain services reasonably necessary for the operation of the businesses of the Partnership and its subsidiaries, Contributor, Spartan GP and the Holdco Entities, including certain corporate and general and administrative services. Pursuant to the Management Services Agreement, the General Partner and Spartan GP will allocate any costs and expenses incurred on a reasonable basis, and the parties will reimburse such other parties for costs and expenses allocated to them.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Management Services Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Common Unit Purchase Agreement

On November 10, 2021, the Partnership closed a private placement of 39,050,210 Common Units to certain investors for gross proceeds of $52.7 million, pursuant to a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) (the “Private Placement”). The proceeds of the Private Placement will be used for general partnership purposes, including the repayment or redemption of indebtedness.

The Partnership issued the securities in the Private Placement under Section 4(a)(2) of the Securities Act, and/or Rule 506(b) of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The Private Placement did not involve a public offering, and the investors

1

made representations to the Partnership regarding their status as an “accredited investor” and/or their knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment. The investors represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution and appropriate restrictive legends were reflected in restricted book entry with the Partnership’s transfer agent. The parties also had adequate access, through business or other relationships, to information about the Partnership.

Jefferies LLC acted as placement agent in connection with the Private Placement.

The Unit Purchase Agreement contains customary representations, warranties and covenants of the Partnership and the Investors. The Partnership, on the one hand, and each of the Investors (severally and not jointly), on the other hand, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Unit Purchase Agreement, subject to certain limitations and survival periods.

In connection with the closing of the Private Placement, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the investors in the Private Placement, pursuant to which the Partnership agreed to, among other things and subject to certain restrictions, file a registration statement with the Securities and Exchange Commission providing for the registration of the resale of the Common Units to be issued in the Private Placement.

The foregoing descriptions of the Unit Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Unit Purchase Agreement and the Registration Rights Agreement, which are filed with this Current Report as Exhibit 10.2 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Second Lien Notes

On November 10, 2021, the Partnership and the Partnership’s wholly owned subsidiary, CSI Compressco Finance Inc. (“Finance Corp” and, together with the Partnership, the “Issuers”) entered into a Securities Purchase Agreement, pursuant to which the Issuers, on November 16, 2021, issued $10 million in aggregate principal amount of the Issuers’ 10.000%/10.750% Senior Secured Second Lien Notes due 2026 (the “New Second Lien Notes”) to the purchasers party thereto. In connection therewith, the Issuers entered into a First Supplemental Indenture (the “Second Lien Supplemental Indenture”), by and among the Issuers, the subsidiary guarantors named therein, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as collateral trustee, to the Indenture, dated June 12, 2020, by and among the Issuers, the subsidiary guarantors named therein, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as collateral trustee (the “Second Lien Base Indenture” and, together with the Second Lien Supplemental Indenture, the “Second Lien Indenture”). On June 12, 2018, the Issuers issued $155,529,000 in aggregate principal amount of 10.000%/10.750% Senior Secured Second Lien Notes due 2026 (the “Existing Second Lien Notes” and, together with the New Second Lien Notes, the “Second Lien Notes”) pursuant to the Second Lien Base Indenture. The New Second Lien Notes will be issued as “additional notes” under the Second Lien Indenture and will be treated as a single class with the Existing Second Lien Notes.

The foregoing description of the Second Lien Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Lien Supplemental Indenture, which is filed with this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

Also on November 10, 2021, the Issuers delivered a notice of redemption with respect to their 7.25% Senior Notes due 2022 (the “2022 Notes”) calling for redemption on December 13, 2021 all of the outstanding 2022 Notes at a redemption price equal to 100.0% of the principal amount of the 2022 Notes to be redeemed, plus accrued and unpaid interest, if any, on the 2022 Notes (the “Redemption”). The Issuers intend to finance the Redemption with the net proceeds from the Private Placement and the issuance of the New Second Lien Notes, among other sources of cash.

Fourth Amendment to Credit Agreement

On November 10, 2021, the Partnership and Compressco Sub, as borrowers, entered into the Fourth Amendment to Loan and Security Agreement (the “Amendment”) amending the Loan and Security Agreement dated June 29, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Bank of America, N.A., in its capacity as administrative agent, issuing bank and swing line issuer (“Administrative Agent”), and the other lenders and loan parties party thereto.

The Amendment provided for changes and modifications to the Credit Agreement as set forth therein, which include, among other things, changes to certain terms of the Credit Agreement as follows to permit:

(i) the consummation of the Acquisition pursuant to the Contribution Agreement, and after giving effect to such Acquisition, Spartan Terminals and Spartan Operating shall become Immaterial Subsidiaries (as defined in the Credit Agreement) and Treating Holdco and its subsidiaries shall become Unrestricted Subsidiaries (as defined in the Credit Agreement), in each case under the Credit Agreement and related loan documents;

(ii) the sale by CSI Compressco Leasing LLC, a Delaware limited liability company and a subsidiary of the Partnership, and subsequent leaseback by CSI Compressco Operating LLC, a Delaware limited liability company and subsidiary of the Partnership, of certain compressor units with Treating Holdco and/or its subsidiaries occurring on or about the date of the Amendment (the “Spartan Sale/Leaseback”); and

(iii) the consummation of the Redemption within 45 days following the date of the Amendment utilizing proceeds from the Spartan Sale/Leaseback, the Private Placement and the issuance of the New Second Lien Notes.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

First Amendment to Spartan Credit Agreement

On November 10, 2021, certain unrestricted subsidiaries of the Partnership, Spartan Energy Services LLC, as borrower, and Treating Holdco, as new guarantor, entered into the First Amendment to Loan, Security and Guaranty Agreement (the “Spartan Amendment”) amending the Loan, Security and Guaranty Agreement dated January 29, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Spartan Credit Agreement”) with Bank of America, N.A., in its capacity as agent, and the other lenders and loan parties party thereto.

The Spartan Amendment provided for changes and modifications to the Spartan Credit Agreement as set forth therein, which include, among other things, changes to certain terms of the Spartan Credit Agreement as follows:

(i) increase in Commitments (as defined in the Spartan Credit Agreement) from $55,000,000 to $70,000,000;

(ii) permit the consummation of the Acquisition pursuant to the Contribution Agreement, and after giving effect to such Acquisition, the release of each of Contributor, Spartan Terminals and Spartan Operating as Obligors (as defined in the Spartan Credit Agreement) and the joinder of Treating Holdco as a Guarantor (as defined in the Spartan Credit Agreement), in each case under the Spartan Credit Agreement and related loan documents;

(iii) revise Change of Control (as defined in the Spartan Credit Agreement) to allow for Control (as defined in the Spartan Credit Agreement) by the Partnership and the General Partner; and

(iv) permit the Spartan Sale/Leaseback.

The foregoing description of the Spartan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Spartan Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition

To the extent required, the information regarding the Acquisition set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information regarding the issuance of the New Second Lien Notes and the Amendment set forth under item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

To the extent required, the information regarding the Common Units as consideration for the Acquisition and in the Private Placement, each set forth under Item 1.01 above is hereby incorporated into this Item 3.02 by reference.

In addition, on November 10, 2021, the Partnership issued 2,962,963 Common Units to Contributor for $4 million. Such Common Units were issued in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. The proceeds from this sale will be used for general partnership purposes.

Item 3.03	Material Modification to Rights of Security Holders

To the extent required, the information regarding the Registration Rights Agreement set forth under Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted under this item, the Partnership will file the historical financial statements required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted under this item, the Partnership will file the pro forma financial information required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1*	Contribution Agreement, dated November 10, 2021, by and among the CSI Compressco LP, CSI Compressco GP LLC, Spartan Energy Partners LP, and CSI Compressco Sub Inc.

4.1	Registration Rights Agreement, dated November 10, 2021, by and among CSI Compressco LP and each of the holders party thereto.

4.2	Second Lien Supplemental Indenture, dated as of November 16, 2021, by and among CSI Compressco LP, CSI Compressco Finance, Inc., the Guarantors named therein, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as collateral trustee.

10.1	Management Services Agreement, dated November 10, 2021, by and among CSI Compressco LP, CSI Compressco GP LLC, Spartan Energy Partners LP, Spartan Energy Partners GP LLC and Spartan Operating Company LLC.

10.2	Common Unit Purchase Agreement, dated November 10, 2021, by among CSI Compressco LP and the purchasers party thereto.

10.3	Fourth Amendment to Loan and Security Agreement, dated November 10, 2021, by and among CSI Compressco LP, certain of its subsidiaries, Bank of America, N.A., as administrative agent, issuing bank and swing line lender, and the lenders party thereto.

10.4**	First Amendment to Loan, Security and Guaranty Agreement, dated November 10, 2021, by and among Spartan Energy Services LLC, Treating Holdco LLC, Spartan Energy Partners LP, Spartan Terminals Operating, Inc., Spartan Operating Company LLC, Bank of America, N.A., as agent for the lenders, and the lenders party thereto.

*

Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the Securities and Exchange Commission upon request.

**

Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of the omitted portions will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

	By:	CSI Compressco GP LLC
its general partner

Date: November 16, 2021	By:	/s/ John E. Jackson
John E. Jackson
Chief Executive Officer